Exhibit 99.1

Q2 Holdings, Inc. Announces Second Quarter 2015 Financial Results

Total second quarter revenue of $26.3 million, up 37 percent year-over-year

AUSTIN, Texas (Aug 6, 2015) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its second quarter ending June 30, 2015.

Second Quarter 2015 Results

•	Revenue for the second quarter of $26.3 million, up 37 percent year-over-year and up 9 percent sequentially.

•	Non-GAAP gross margin for the second quarter of 47.1 percent, up from 44.2 percent one year ago. GAAP gross margin for the second quarter of 46.2 percent, up from 43.5 percent one year ago.

•
Adjusted EBITDA for the second quarter of negative $2.0 million, an improvement from negative $2.5 million one year ago and negative $2.1 million in the first quarter. GAAP Net Loss of $5.0 million dollars for the period.

“I’m pleased with another quarter of strong financial results,” said Matt Flake, president and CEO of Q2. “Our single platform differentiates us in the market, and continues to have a meaningful impact with financial institutions large and small. Our continued growth is a testament to our ability to create industry-leading products and successfully deliver those products to customers."

Second Quarter 2015 Highlights

•	Exited the second quarter with approximately 5.7 million registered users, up 44 percent year-over-year and up 9 percent quarter-over-quarter.

•	Signed two Tier 1 financial institutions: a Top 25 Credit Union from the Midwest, and First Republic Bank in the West region of the United States.

•
Brought two Tier 1 customers live in the quarter: American Airlines Federal Credit Union, a $5 billion dollar credit union in Texas, and Trustmark Bank, a $12 billion dollar bank in Mississippi. Q2 has now brought three of the five Tier 1 customers signed in 2014 live on the Q2 platform.

•
Recognized as a NAFCU 2015 Innovation Award Winner for the Q2 single platform solution. The NAFCU Innovation Award is the credit union industry’s most recognized competition for groundbreaking solutions, and further solidifies Q2’s reputation for innovation.

Financial Outlook

Q2 is providing guidance for its third quarter 2015 as follows:

•	Total revenue of $27.4 million to $27.8 million, which would represent year-over-year growth of 31 percent to 32 percent.

•	Adjusted EBITDA of negative $2.5 million to negative $2.0 million.

Q2 is providing guidance for the full-year 2015 as follows:

•	Total revenue of $107.4 million to $108.0 million, which would represent year-over-year growth of 36 percent to 37 percent.

•	Adjusted EBITDA of negative $9 million to negative $8 million.

Conference Call Details

Date:	August 6, 2015
Time:	5:00 p.m. EDT
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	US toll free: 1-877-201-0168
International: 1-647-788-4901
Conference ID:	81841330

Parties interested should join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 Holdings, Inc. (Q2) is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.
Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, loss from discontinued operations and unoccupied lease charges. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.
Forward-looking Statements
This press release contains forward-looking statements, including statements about the ability of Q2’s single platform to differentiate Q2 in the market and to have a meaningful impact on financial institutions and Q2’s ability to create industry-leading products and successfully deliver those products to customers and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated; (c) Q2’s increased focus on selling to larger Tier 1 customers may result in greater risk and variability in Q2’s business and sales results (d) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (e) errors, interruptions or delays in Q2’s service or Web hosting; (f) risks associated with breaches of security measures within Q2’s products, systems and infrastructure; (g) technological and regulatory developments; (h) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers and governmental authorities; (j) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations; (k) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (l) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (m) the risk that modification or negotiation of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (n) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; and (o) litigation related to intellectual property and other matters and any related claims, negotiations and settlements.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$69,369	$67,979
Restricted cash	713	829
Investments	49,150	20,956
Accounts receivable, net	6,987	5,007
Prepaid expenses and other current assets	2,614	2,695
Deferred solution and other costs, current portion	4,512	5,060
Deferred implementation costs, current portion	2,331	1,996
Total current assets	135,676	104,522
Property and equipment, net	18,718	18,521
Deferred solution and other costs, net of current portion	8,590	7,159
Deferred implementation costs, net of current portion	5,523	5,378
Other long-term assets	1,187	1,226
Total assets	$169,694	$136,806

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$14,648	$15,190
Deferred revenues, current portion	17,542	17,289
Capital lease obligations, current portion	344	408
Total current liabilities	32,534	32,887
Deferred revenues, net of current portion	25,846	19,436
Capital lease obligations, net of current portion	1	167
Deferred rent, net of current portion	4,307	4,694
Other long-term liabilities	720	682
Total liabilities	63,408	57,866
Stockholders' equity:
Common stock	4	3
Treasury stock	(27)	(20)
Additional paid-in capital	180,352	143,337
Accumulated other comprehensive loss	(50)	(14)
Accumulated deficit	(73,993)	(64,366)
Total stockholders' equity	106,286	78,940
Total liabilities and stockholders' equity	$169,694	$136,806

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$26,284	$19,158	$50,441	$35,992
Cost of revenues (1)	14,138	10,830	27,410	21,042
Gross profit	12,146	8,328	23,031	14,950

Operating expenses:
Sales and marketing (1)	6,987	6,032	13,181	11,541
Research and development (1)	4,797	2,787	8,948	5,523
General and administrative (1)	5,344	4,058	10,469	7,776
Total operating expenses	17,128	12,877	32,598	24,840
Loss from operations	(4,982)	(4,549)	(9,567)	(9,890)
Other income (expense), net	12	(119)	(16)	(326)
Loss before income taxes	(4,970)	(4,668)	(9,583)	(10,216)
Provision for income taxes	(12)	(15)	(44)	(33)
Net Loss	$(4,982)	$(4,683)	$(9,627)	$(10,249)
Other comprehensive loss:
Unrealized loss on available-for-sale investments	(45)	—	(36)	—
Comprehensive loss	$(5,027)	$(4,683)	$(9,663)	$(10,249)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.13)	$(0.14)	$(0.26)	$(0.42)
Weighted average common shares outstanding, basic and diluted	37,232	34,068	36,437	24,143

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Cost of revenues	$238	$147	$416	$273
Sales and marketing	344	187	636	354
Research and development	217	122	379	229
General and administrative	840	612	1,530	1,130
Total stock-based compensation expenses	$1,639	$1,068	$2,961	$1,986

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2015	2014
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(9,627)	$(10,249)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred implementation, solution and other costs	2,117	2,030
Depreciation and amortization	2,556	2,030
Amortization of debt issuance costs	48	48
Amortization of premiums on investments	108	—
Stock-based compensation expenses	2,961	1,986
Other non-cash charges	(7)	51
Changes in operating assets and liabilities	2,175	(10)
Net cash provided by (used in) operating activities	331	(4,114)
Cash flows from investing activities:
Net purchases of investments	(28,340)	—
Purchases of property and equipment	(2,321)	(2,468)
Decrease in restricted cash	116	—
Cash used in investing activities	(30,545)	(2,468)
Cash flows from financing activities:
Proceeds and payments on line of credit, capital leases, and financing obligations, net	(2,435)	(4,656)
Proceeds from issuance of common stock	34,039	87,469
Net cash provided by financing activities	31,604	82,813
Net increase in cash and cash equivalents	1,390	76,231
Cash and cash equivalents, beginning of period	67,979	18,675
Cash and cash equivalents, end of period	$69,369	$94,906

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$12,146	$8,328	$23,031	$14,950
Stock-based compensation	238	147	416	273
Non-GAAP gross profit	$12,384	$8,475	$23,447	$15,223

Non-GAAP gross margin:
Non-GAAP gross profit	$12,384	$8,475	$23,447	$15,223
GAAP revenue	26,284	19,158	50,441	35,992
Non-GAAP gross margin	47.1%	44.2%	46.5%	42.3%

GAAP sales and marketing expense	$6,987	$6,032	$13,181	$11,541
Stock-based compensation	(344)	(187)	(636)	(354)
Non-GAAP sales and marketing expense	$6,643	$5,845	$12,545	$11,187

GAAP research and development expense	$4,797	$2,787	$8,948	$5,523
Stock-based compensation	(217)	(122)	(379)	(229)
Non-GAAP research and development expense	$4,580	$2,665	$8,569	$5,294

GAAP general and administrative expense	$5,344	$4,058	$10,469	$7,776
Stock-based compensation	(840)	(612)	(1,530)	(1,130)
Non-GAAP general and administrative expense	$4,504	$3,446	$8,939	$6,646

GAAP operating loss	$(4,982)	$(4,549)	$(9,567)	$(9,890)
Stock-based compensation	1,639	1,068	2,961	1,986
Non-GAAP operating loss	$(3,343)	$(3,481)	$(6,606)	$(7,904)

GAAP net loss	$(4,982)	$(4,683)	$(9,627)	$(10,249)
Stock-based compensation	1,639	1,068	2,961	1,986
Non-GAAP net loss	$(3,343)	$(3,615)	$(6,666)	$(8,263)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,343)	$(3,615)	$(6,666)	$(8,263)
Denominator:
Weighted average common shares outstanding, basic and diluted	37,232	34,068	36,437	24,143
Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.11)	$(0.18)	$(0.34)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,343)	$(3,615)	$(6,666)	$(8,263)
Denominator:
Weighted average common shares outstanding, basic and diluted	37,232	34,068	36,437	24,143
Plus: assumed conversion of preferred stock to common stock (1)	—	—	—	6,228
Denominator for pro forma net loss per share, basic and diluted	37,232	34,068	36,437	30,371
Pro forma non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.11)	$(0.18)	$(0.27)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(4,982)	$(4,683)	$(9,627)	$(10,249)
Interest (income) expense, net	(12)	119	16	326
Depreciation and amortization	1,353	1,031	2,556	2,030
Stock-based compensation	1,639	1,068	2,961	1,986
Provision for income taxes	12	15	44	33
Adjusted EBITDA	$(1,990)	$(2,450)	$(4,050)	$(5,874)
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(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

MEDIA CONTACT:	INVESTOR CONTACT:
Kathleen Lucente	Bob Gujavarty
Red Fan Communications	Q2 Holdings, Inc.
O: (512) 551-9253 / C: (512) 217-6352	O: (512) 439-3447
kathleen@redfancommunications.com	bobby.gujavarty@q2ebanking.com

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